UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2012

Patriot Coal Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33466	20-5622045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12312 Olive Boulevard, Suite 400 St. Louis, Missouri	63141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 275-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2012, the Board of Directors (the “Board”) of Patriot Coal Corporation (“Patriot”) approved management changes to Patriot’s finance team. Effective September 21, 2012, the Board appointed Mark N. Schroeder Senior Vice President of Financial Planning and John E. Lushefski, a member of the Board, to succeed Mr. Schroeder as Senior Vice President & Chief Financial Officer and Principal Accounting Officer. In addition, Mr. Lushefski notified the Board of his resignation from the Board, effective September 21, 2012.

Mr. Lushefski, age 56, joined the Board in October 2007. From 2005 until September 2012, Mr. Lushefski was a senior consultant providing strategic, business development and financial advice to public and private companies. He has substantial coal industry experience and a global background in treasury, tax, accounting, strategic planning, information technology, human resources, investor relations and business development. From 1996 until December 2004, he served as Chief Financial Officer of Millennium Chemicals Inc., a NYSE-listed international chemicals manufacturer that was spun off from Hanson PLC. He also served as Senior Vice President & Chief Financial Officer of Hanson Industries Inc. from 1995 to 1996, and as Vice President & Chief Financial Officer of Peabody Holding Company, Inc. from 1991 to 1995. Prior to joining Hanson in 1985, he was an Audit Manager with Price Waterhouse LLP, New York. There are no arrangements or understandings between Mr. Lushefski and any other persons pursuant to which he was selected as an officer, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Lushefski will receive an annual base salary of $575,000. He will be eligible for an annual performance-based cash bonus pursuant to an incentive plan that will be subject to Bankruptcy Court approval. Mr. Lushefski’s bonus for the 2012 calendar year will be prorated based on the number of weeks that he is employed in 2012.

On September 21, 2012, Patriot issued a press release announcing these management changes. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Patriot Coal Corporation dated September 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2012

PATRIOT COAL CORPORATION

By:	/s/ Joseph W. Bean
Joseph W. Bean
Senior Vice President – Law and Administration and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Patriot Coal Corporation dated September 21, 2012.